CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Earth Energy Reserves, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Kranker, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Steven Kranker
-----------------------------
Steven Kranker
Chief Executive Officer

February 25, 2011


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Earth Energy Reserves, Inc.(the "Company") on Form 10-Q for the quarter ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Doyle Pennington, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Doyle Pennington
-----------------------------
Doyle Pennington
Interim Principal Financial Officer

February 25, 2011